UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

 ______________________

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

 ______________________

Nevada	001-34487	91-1975651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11710 Plaza America Drive, Suite 2000
Reston, VA 20190
(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LTBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 28, 2025, the Board of Directors (the “Board”) of Lightbridge Corporation (the “Company”), pursuant to the recommendation of the Compensation Committee of the Board, approved the grant of restricted shares of the Company’s common stock (the “RSA Grants”) to certain executive officers, employees and consultants of the Company as well as members of the Board under the Company’s 2020 Omnibus Incentive Plan. On August 28, 2025, the Board also approved the form of Performance-Based Restricted Stock Agreement to be entered into in connection with the RSA Grants, a copy of which is attached hereto as Exhibit 10.1.

The RSA Grants are subject to vesting as follows:

•

Twenty-five percent (25%) of each RSA Grant is service-based and will vest in three equal annual installments beginning on the first anniversary of the grant date, contingent on the grantee’s continued service with the Company on each applicable vesting date; and

•

Seventy-five percent (75%) of each RSA Grant is performance-based and will vest, if at all, based on the Company’s achievement of specified operational milestones, contingent on (1) achievement of the applicable milestone prior to expiration of the performance period on December 31, 2028 (the “Performance Period”) and certification of its achievement by the Compensation Committee of the Board no later than March 31, 2029 and (2) the grantee’s continued service with the Company on each applicable milestone certification date.

The operational milestones applicable to vesting of the performance-based RSA Grants are designed to be reasonably difficult to achieve and relate to key Company objectives for the Performance Period. The portion of each RSA Grant that is performance-based vests, if at all, as follows: 25% on specified manufacturing goals, 25% on specified goals related to the design and construction of a new fuel facility, 15% on specified commercial objectives, and 10% on specified funding goals.

Any shares of the performance-based RSA Grants that remain unvested as of the end of the Performance Period will automatically be forfeited and cancelled without consideration.

The total number of shares of common stock underlying the RSA Grants to the Company’s principal executive officer, principal financial officer and named executive officers are as follows:

Name	Position	Total	Service-based	Performance-based
Seth Grae	Chairman and Chief Executive Officer	290,830	72,707	218,123
Andrey Mushakov	Executive Vice President, Nuclear Operations	181,389	45,347	136,042
Larry Goldman	Chief Financial Officer	167,809	41,952	125,857

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Form of Performance-Based Restricted Stock Award Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Date: August 29, 2025	By:	/s/ Seth Grae
	Name: Title:	Seth Grae President and Chief Executive Officer

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